Table of Contents
      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review:
         USAA California Bond Fund                                      4
         USAA California Money Market Fund                             11
      Financial Information:
         Independent Auditors' Report                                  15
         Portfolios of Investments:
            Categories & Definitions                                   16
            USAA California Bond Fund                                  17
            USAA California Money Market Fund                          22
         Notes to Portfolios of Investments                            26
         Statements of Assets and Liabilities                          27
         Statements of Operations                                      28
         Statements of Changes in Net Assets                           29
         Notes to Financial Statements                                 30










Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA California Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.












USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
  Index(2)                         Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.








Message from the President


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH ,CFA
 APPEARS HERE]


I have always enjoyed the investment business because it is a great challenge and it is endlessly fascinating. For me, one of the toughest things to learn was that it was okay when people in this business strongly disagree with you. In fact, the market would not work as well as it does without these differences in opinion. I believe the key is to decide on the principles you choose to follow and stick with them.

The roaring stock market of the past few years is a case in point. If you have not invested in growth stocks, such as technology or internet, your total return is probably lagging the market by a bunch. I've recently seen articles that detail the relatively poor performance of value investing in stocks and of an investment strategy of asset allocation. Yet, I believe in the long-term soundness of both of these strategies. Value investing means using measures, such as price/earnings or price/cash flow ratios, to identify companies which are good businesses but whose stock is undervalued. Asset allocation means combining investments in different classes, such as large cap stocks and tax-exempt bonds, into one portfolio. In spite of the roaring stock market in growth stocks, I continue to practice asset allocation.

My views were forged in the first ten years of my investment career, 1972 to 1982.


Those years taught me these things:
- It is important to be in stocks.
- It is especially important to be in stocks when they surge.
- Stocks can plummet mindlessly.
- When stocks plummet you will need great courage to stay the course.
- A portion of my portfolio in fixed income will help my courage at those times.

And most importantly:
- Major market turns will be a surprise to almost everyone.

Therefore, I carry 30% to 40% of my portfolio in the USAA Tax-Exempt Long-Term Fund. My return might have been higher in the past few years had I invested 100% in stocks. But, I am very comfortable with my allocation.
It was especially comforting last summer when the stock market sank. And today, I am very happy that I held my allocation in stocks.




Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board



Past performance is no guarantee of future results.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.

Some income may be subject to state or local taxes or the federal alternative minimum tax.










Investment Review

USAA CALIFORNIA BOND FUND
OBJECTIVE: Provide California investors with a high level of current interest income that is exempt from federal and California state income taxes.

TYPES  OF  INVESTMENTS:   Invests  primarily  in  long-term,   investment  grade
California tax-exempt securities.




-------------------------------------------------------------------------------------------
                                                              3/31/98           3/31/99
===========================================================================================
Net Assets                                                $533.7 Million    $641.7 Million
Net Asset Value Per Share                                     $11.17            $11.29
Tax-Exempt Dividends Per Share Last Twelve Months              $.598            $.588
Capital Gains Distributions Per Share Last Twelve Months          -               -
--------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
30-DAY SEC YIELD* AS OF 3/31/99
============================================================================================
30 day SEC Yield                                                                 4.12%
--------------------------------------------------------------------------------------------

* Calculated as prescribed by the Securities and Exchange Commission.




                   Average Annual Compounded Returns with
          Reinvestment of Dividends - Periods Ending March 31, 1999
--------------------------------------------------------------------------------
                   TOTAL                 DIVIDEND                 PRICE
                  RETURN      EQUALS      RETURN      PLUS        CHANGE
--------------------------------------------------------------------------------
Since 8/1/89       7.74%         =        6.18%         +          1.56%
--------------------------------------------------------------------------------
5 years            8.30%         =        5.91%         +          2.39%
--------------------------------------------------------------------------------
1 year             6.46%         =        5.39%         +          1.07%
--------------------------------------------------------------------------------





              Annual Total Returns and Compounded Dividend Returns for the
                        10-Year Period Ended March 31, 1999

A chart in the form of a bar graph appears here, illustrating the Annual Total Returns and Compounded Dividend Returns of the USAA California Bond Fund for the 10-year period ended March 31, 1999.

Total Return for Years Ended:
----------------------------
03/31/90        1.97%
03/31/91        9.46%
03/31/92        9.52%
03/31/93       12.56%
03/31/94        0.31%
03/31/95        6.89%
03/31/96        9.35%
03/31/97        6.60%
03/31/98       12.33%
03/31/99        6.46%

**Compounded Dividend Yield for Years Ended:
-------------------------------------------
03/31/90        4.47%
03/31/91        7.10%
03/31/92        6.81%
03/31/93        6.51%
03/31/94        5.15%
03/31/95        6.19%
03/31/96        6.08%
03/31/97        5.93%
03/31/98        5.95%
03/31/99        5.39%

Change in Share Price:
---------------------
03/31/90       -2.50%
03/31/91        2.36%
03/31/92        2.71%
03/31/93        6.05%
03/31/94       -4.84%
03/31/95        0.70%
03/31/96        3.27%
03/31/97        0.67%
03/31/98        6.38%
03/31/99        1.07%

** Compounded Dividend yield calculation includes only income distributions.

Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. Dividend return is the income dividends received over the period assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.





                     Comparison - 12 Month Dividend Yield

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA California Bond Fund to the 12 Month
Dividend Yield of the Lipper California Municipal Debt Funds Average from 3/31/91 to 3/31/99.

            USAA California Bond            Lipper California Municipal
                 Fund Yield                   Debt Funds Average Yield
            --------------------            ---------------------------
03/31/91           6.63%                              6.60%
03/31/92           6.40%                              6.39%
03/31/93           5.77%                              5.77%
03/31/94           5.80%                              5.74%
03/31/95           5.83%                              5.56%
03/31/96           5.74%                              5.21%
03/31/97           5.77%                              5.10%
03/31/98           5.36%                              4.75%
03/31/99           5.20%                              4.52%

12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gain distributions. The graph represents data for periods ending 3/31/91 to 3/31/99.




                    Cumulative Performance Comparison

A chart in the form of a line graph appears here, comparing the cumulative performance of a $10,000 Investment for the USAA California Bond Fund, Lehman Brothers Municipal Bond Index and the Lipper California Municipal Debt Funds Average. The data is from 8/1/89 through 3/31/99. The data points from the graph are as follows:

 USAA California Bond Fund
 Year                  Amount
 ----                  ------
08/01/89              $10,000
09/30/89              $ 9,827
03/31/90              $10,197
09/30/90              $10,435
03/31/91              $11,161
09/30/91              $11,809
03/31/92              $12,224
09/30/92              $12,917
03/31/93              $13,758
09/30/93              $14,720
03/31/94              $13,800
09/30/94              $13,964
03/31/95              $14,751
09/30/95              $15,534
03/31/96              $16,130
09/30/96              $16,829
03/31/97              $17,196
09/30/97              $18,487
03/31/98              $19,316
09/30/98              $20,363
03/31/99              $20,564

Lehman Brothers Municipal Bond Index
 Year                  Amount
 ----                  ------
08/01/89              $10,000
09/30/89              $ 9,872
03/31/90              $10,297
09/30/90              $10,543
03/31/91              $11,247
09/30/91              $11,934
03/31/92              $12,371
09/30/92              $13,181
03/31/93              $13,919
09/30/93              $14,861
03/31/94              $14,242
09/30/94              $14,498
03/31/95              $15,301
09/30/95              $16,119
03/31/96              $16,583
09/30/96              $17,093
03/31/97              $17,486
09/30/97              $18,634
03/31/98              $19,360
09/30/98              $20,258
03/31/99              $20,560

Lipper California Municipal Debt Funds Average
 Year                  Amount
 ----                  ------
08/01/89              $10,000
09/30/89              $ 9,869
03/31/90              $10,221
09/30/90              $10,385
03/31/91              $11,028
09/30/91              $11,698
03/31/92              $12,068
09/30/92              $12,800
03/31/93              $13,580
09/30/93              $14,542
03/31/94              $13,851
09/30/94              $13,944
03/31/95              $14,681
09/30/95              $15,314
03/31/96              $15,778
09/30/96              $16,328
03/31/97              $16,606
09/30/97              $17,783
03/31/98              $18,445
09/30/98              $19,362
03/31/99              $19,522

Data since inception on 8/1/89 through 3/31/99

The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper California Municipal Debt Funds Average is the average performance level of all California Municipal Debt Funds, as computed by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.









Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER: ROBERT R. PARISEAU, CFA, APPEARS HERE]



SIGNIFICANT VOLATILITY
The yield on the 30-year U.S. Treasury Bond(1) (the Long Bond) began our fiscal year at 5.93% and one year later, on March 31, 1999, the Long Bond closed at 5.63%. That's a pretty dry statement when you think about all of the excitement that occurred during those 12 months. Events like the economic meltdown in the Far East, the Russian devaluation of the ruble and economic collapse, the Dow Jones Industrial Average(2) falling 512 points in one day, and persistent but false rumors of a major U.S. bank failure.

In reaction over concerns of a worldwide economic recession, interest rates fell dramatically for the six months from May until October 1998. The Long Bond bottomed out on October 5, 1998, at 4.72%, the lowest level on record. To complete the roller coaster ride, interest rates then reversed direction and began to climb for the final six months of the fiscal year as the overseas economic crisis stabilized and the U.S. economy remained very strong.

The yield on the Bond Buyer 40-Bond Index(3)(BBI40) behaved roughly the same. The flight to quality caused the Long Bond's yield to fall much faster than the yield on the BBI40. The reason being is that investors sought the relative safety of the riskless U.S. government bond. In fact, at various times, the yield on the BBI40 was nearly the same as the Long Bond --which is quite unusual. You could say that investors who bought a long maturity, tax-exempt municipal bond received the tax exemption feature for "free". Since October 1998, when interest rates began to rise, the BBI40's yield didn't rise as fast -- and prices didn't fall as much -- as the Long Bond.


             Municipal and U.S. Treasury Bond Yields

A chart in the form of a line graph appears here illustrating the yields of the 30-year U.S. Treasury Bond and the Bond Buyer 40-Bond Index (BBI40) from 3/31/98 to 3/31/99.

                30-year            Bond Buyer
                  U.S.              40-Bond
                Treasury          Index (BBI40)
                --------          -------------
03/31/98          5.93%                5.27%
04/15/98          5.88%                5.29%
04/30/98          5.95%                5.39%
05/15/98          5.97%                5.28%
05/29/98          5.80%                5.22%
06/15/98          5.57%                5.16%
06/30/98          5.63%                5.22%
07/15/98          5.71%                5.25%
07/31/98          5.71%                5.26%
08/14/98          5.54%                5.20%
08/31/98          5.27%                5.11%
09/15/98          5.26%                5.14%
09/30/98          4.98%                5.04%
10/15/98          4.97%                5.09%
10/30/98          5.16%                5.13%
11/16/98          5.29%                5.15%
11/30/98          5.06%                5.10%
12/15/98          5.03%                5.11%
12/31/98          5.10%                5.16%
01/15/99          5.11%                5.17%
01/29/99          5.09%                5.09%
02/15/99          5.43%                5.15%
02/26/99          5.58%                5.17%
03/15/99          5.52%                5.20%
03/31/99          5.63%                5.23%



(1) The 30-year U.S. Treasury Bond is generally considered the benchmark for U.S. long-term interest rates.
(2) The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks. Prepared and published by Dow Jones & Co.
(3) The Bond Buyer 40-Bond Index is the industry standard for the yield of long-term, investment-grade municipal bonds.


MARKET OUTLOOK
In some ways, the U.S. economic outlook hasn't changed very much since our semiannual report. Chairman Alan Greenspan of the Federal Reserve Board frequently expresses his amazement at the ability of the U.S. economy to grow robustly without inflationary pressures. Economists give most of the credit to improved productivity and lack of pricing power by corporations faced with strong competition. Some investors remain skeptical that "it's different this time" and are concerned that inflation will re-ignite. Many investors no longer seem to believe that interest rates will fall much further, because the U.S. economy shows no sign of slowing down. In other words, there is less of a bullish tone to the fixed income market than six months ago, despite the fact that inflationary pressures are still absent.

STRATEGY
I focus primarily on generating maximum tax-exempt income with the goal of producing the best after-tax total return over a 3-5 year investment horizon. I remain fully invested in long-term, investment-grade municipal bonds. I have no intention of purchasing municipal bonds that are subject to the federal alternative minimum tax (AMT) for individuals. Of course, I would certainly advise our shareholders, if there were a change in the Federal Tax Code that compels me to reconsider my position on the AMT.

HOW I BUY A BOND
Since I tend to focus on yield, I'd like to discuss my approach to bond selection. Like any buyer, I seek value. We define value at USAA as a combination of:

    - Yield (the bond may be a great fit, but if the yield is too low -- it's overpriced)
    - Structure  (coupon,  maturity,  call features,  sinking funds, etc.)
    - Liquidity (ability to quickly sell the bond and receive the price you expect)
    - Credit Quality (how strong and stable is the issuer?)

Finding value should be a straightforward process, except that, what represents value is always changing in the marketplace. Sometimes the best value is the highest quality bond with the lower yield, other times it may be the lower quality bond with a higher yield. The same can be said for buying bonds of different maturities, for example, deciding on a 20-year versus a 30-year maturity. The process requires market savvy, independent research, and experience. Although, in some aspects it's a team approach, I make the final decision. The process works something like this:

    - Our municipal traders see a bond in the market with an attractive yield. The fixed income markets are not auction exchanges like the New York Stock Exchange. Instead, they are negotiated markets and bonds trade "over the counter." Potential buyers and sellers bargain until they agree upon a price. When bonds trade in the municipal market, the results are not posted in a central location -- investors must seek out price levels. Our municipal traders are in constant telephone and electronic contact with all major participants gathering information on recent trades and bond offerings -- so we can determine the value of any given bond, whether buying or selling.

   - The portfolio manager decides that the yield, structure and liquidity of the bond fit well with the rest of the portfolio. The bond must also comply with the portfolio diversification requirements mandated by various regulations and constraints (SEC, your prospectus, etc.).

   - Often, the research analyst and portfolio manager are already familiar and current with the issuer's financial outlook. If not, the analyst contacts senior financial officers of the issuer for the latest financial statements and outlook. The analyst closely examines the bond indenture and legal structure. He or she may need to discuss a legal issue with bond counsel. The objective of our credit research is to anticipate credit problems, those factors affecting an entire industry and those impacting a specific issuer, before they impact our portfolio.

   - After gathering sufficient information, the analyst approves, or disapproves, the purchase of the bond and provides his/her independent appraisal of the bond's credit rating. After the credit review, the portfolio manager decides whether the bond still represents good "value." On occasion, we may feel that a particular bond's financial outlook is suitable for purchase, but the bond's credit rating is too optimistic. If the bonds were over-rated, I would bid lower in price, or "pass" on them entirely.

YOUR FUND'S PERFORMANCE - MORNINGSTAR 5-STAR FUND
I'm very pleased to say that your Fund received an Overall Star Rating of 5 stars in the municipal bond fund category from Morningstar Rating(TradeMark) for the period ended March 31, 1999.(4) The Fund's performance compared very favorably to its peer group. Your Fund's net asset value (NAV) per share increased by $0.12, or 1.1%, since March 31, 1998.

While past performance is no guarantee of future results, the Fund's dividend distribution yield(5) for the past 12 months was 5.20%, as compared to the Lipper's California Municipal Debt Funds average of 4.52% for the 105 funds in the category.(6) For the same period and category, the Fund's total return(7) was 6.46% compared to the Lipper average of 5.58%.

(4)  Past performance is no guarantee of future results.
(5) 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions.
(6)  Refer to page 5 for the Lipper Average definition.
(7) Total return equals income return plus share price change and assumes reinvestment of dividends and capital gains distribution.
Morningstar proprietary ratings reflect historical risk-adjusted performance as of March 31, 1999. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Overall rating is a weighted average of a fund's 3-, 5-, and 10-year ratings, as applicable. The USAA California Bond Fund received 5 stars for the 3-, and 5-year periods, respectively. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The fund was rated among 1,578, and 1,131 funds in the municipal bond fund category for the 3-, and 5-year periods, respectively.

THE STATE OF CALIFORNIA
Strong economic growth in California contributed to the state government's excellent financial performance in fiscal 1997-98. For example, in the fourth quarter of 1998, state employment grew by 1.6% compared to the U.S. average of 1.3%. The unemployment rate improved to 5.6% in February 1999, down from 6.0% in February 1998.

The state budget relies heavily upon two revenue sources for 83% of general fund revenues. These two sources, the state personal income tax and sales tax, are very sensitive to economic cycles. The economic rebound has boosted revenues from these taxes significantly -- a critical contribution to the elimination of the state's accumulated General Fund Balance deficit.

The state is moderately leveraged with debt. In the November 1998 general election, voters approved proposition 1A totaling $9.2 billion for public school construction and renovation and for higher education facilities. With additional infrastructure projects -- many badly needed -- debt could increase still further. The additional debt should not be a significant problem as long as California isn't faced with another prolonged recession similar to the early 1990s. For its size, the state has a relatively meager cash reserve. Credit ratings on the state's general obligation debt are Aa3 by Moody's Investors Service, AA- by Fitch IBCA, and A+ from Standard and Poor's.

I discuss these general economic issues because, although they may not directly relate to each of your Fund's holdings, they do indicate the general financial and economic environment of the state. We will closely monitor those specific credit issues, ballot initiatives and litigation which could potentially impact the value of your holdings.






The table below compares the yield of the USAA California Bond Fund with a taxable equivalent investment.

To match the USAA California Bond Fund's closing 30-Day SEC yield of 4.12% and:
--------------------------------------------------------------------------------
  Assuming a California State Tax Rate of:   4.00%  8.00%  9.30%   9.30%  9.30%
   and a Marginal Federal Tax Rate of:         15%    28%    31%     36%  39.6%
--------------------------------------------------------------------------------
  A fully Taxable Investment must pay:       5.05%  6.22%  6.58%   7.10%  7.52%
--------------------------------------------------------------------------------

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.




                         PORTFOLIO RATINGS/MIX

A pie chart is shown here depicting the Portfolio Ratings/Mix as of March 31, 1999 of the USAA California Bond Fund to be:

AAA - 48%; A - 31%; BBB - 11%; AA - 9%; and Cash Equivalents - 1%.

This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to category AAA account for 7.8%, of the Fund's investments.


Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

See page 17 for a complete listing of the Portfolio of Investments.








Investment Review

USAA CALIFORNIA MONEY MARKET FUND
OBJECTIVE: Provide California investors with a high level of current interest income that is exempt from federal and California state income taxes, and a further objective of preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality California tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in a money market fund is not insured or guaranteed by the FDIC or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
                                                  3/31/98            3/31/99
================================================================================
  Net Assets                                  $431.8 Million      $439.2 Million
  Net Asset Value Per Share                        $1.00              $1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 7-DAY YIELD AS OF 3/31/99
================================================================================
                                    Since Inception             7-Day
      1 Year          5 Years          on 8/1/89                Yield
       3.03%           3.22%             3.53%                  2.66%
--------------------------------------------------------------------------------

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.




                            7-Day Yield Comparison

A chart in the form of a line graph appears here illustrating the comparison of the 7-day Yield of the USAA California Money Market Fund and the IBC Financial Data, Inc. State Specific SB (Stock Broker) and GP (General Purpose) (Tax-Free):
California Money Funds.

                      USAA California
                      Money Market Fund                IBC Financial Data, Inc.
                      -----------------                ------------------------
03/31/98                     3.29%                              2.89%
04/28/98                     3.78%                              3.36%
05/26/98                     3.49%                              3.07%
06/30/98                     3.31%                              2.86%
07/28/98                     3.18%                              2.73%
08/25/98                     2.81%                              2.30%
09/29/98                     3.44%                              2.98%
10/27/98                     2.90%                              2.39%
11/24/98                     3.00%                              2.51%
12/29/98                     3.17%                              2.76%
01/26/99                     2.49%                              2.15%
02/22/99                     2.39%                              2.02%
03/29/99                     2.65%*                             2.31%*

Data represent the last Monday of each month.
*Ending date 3/29/99

The graph tracks the Fund's 7-day yield against IBC Financial Data, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free): California Money Funds, an average of money market fund yields.









Message from the Manager


[PHOTOGRAPH OF PORTFOLIO MANAGER: JOHN C. BONNELL, CFA, APPEARS HERE]

THE MARKET
It is interesting to hear what economists are saying about the direction of interest rates. Over the last year, we heard predictions of lower interest rates, predictions of higher interest rates, and you guessed it, predictions of stable rates! At the time of this writing, some are calling for lower rates suggesting our economy is on the verge of a slowdown due to depressed economies abroad. Others are calling for higher rates because the domestic economy still appears strong, which is likely to lead to inflation if held unchecked. Valid arguments can be made for lower, constant, and higher interest rates. This is why we continue to focus more on ascertainable concepts such as supply and demand, and seasonal effects.

The supply of traditional money market fund eligible securities has not kept up with the asset growth in tax-exempt money market funds -- which drives demand. This has led to the creation of structured municipal variable rate securities out of long-term fixed rate municipal bonds. The end result is a security with an effective maturity within money market fund guidelines. While we currently do not own this type of synthetic municipal security, we do closely analyze them and may participate in this market some time in the future.

Beginning in the late summer of 1998, negative global economic events induced a flight to quality into U.S. Treasury securities which were seen as a safe haven from market uncertainty. In addition, the Federal Reserve lowered the Federal Funds rate -- the rate banks charge one another for overnight loans -- three times between September and November 1998 bringing the target rate down 0.75% to 4.75%. One-year municipal note yields, as measured by the Bond Buyer's One-Year
Note Index,(1) dropped from the 3.6% range in early August, to the 2.9% range in early November. However, during March 1999, municipal note yields inched back up above 3.0%.

(1) The Bond Buyer One-Year Note Index is representative of yields on 10 large one-year tax-exempt notes.

STRATEGY
As always, we focus on buying the best relative value in the market at any given time. The Fund's average maturity looks relatively short at this time because of the amount of variable rate securities(2) compared to fixed rate securities in the Fund. The variable rate securities recently offered a better relative value in terms of risk/return versus fixed-rate securities. We may be able to extend the Fund's maturity in the coming months to both protect against lower rates and to help stabilize the interest rate fluctuations of the variable rate securities. We continue to utilize our internal credit research staff to analyze each security on a case by case basis and we remain very selective when investing fund assets.

(2) Variable rate demand notes represent borrowings that are payable on demand and that bear interest reflective of a money market rate.

PERFORMANCE
While past performance is no guarantee of future results, for the 12 months ending March 31, 1999, your Fund ranked 3 out of 54 California Money Market Funds according to IBC Financial Data, Inc. with a yield of 3.03%. The average for the category over the same period was 2.61%.

CALIFORNIA
California's economy continues to perform well. The unemployment rate, a key economic indicator, improved to 5.6% (seasonally adjusted) in February 1999, down from 6.0% in February 1998. Favorable employment and economic conditions contributed to excellent financial performance in fiscal 1997-98, allowing for the elimination of the state's accumulated General Fund Balance deficit. Revenues were driven by the cyclically sensitive income tax and the sales tax, which comprise about 50% and 33%, respectively, of General Fund revenues.

Despite the recent improvements, economic and financial concerns remain. This is evident by the Governor's 1999-2000 budget, which assumes continued, though slowing, growth. International trade, an important underpinning to California's business environment, has felt the sting of the Asian recession. In 1999, the problems in Asia are anticipated to negatively impact durable goods manufacturing. In addition, state financial reserves are currently slim. Financial operations in fiscal 1998-99 and fiscal 1999-2000 are expected to draw on the balance achieved in fiscal 1997-98.

The state's debt position is moderate. In the November 1998 general election, voters approved proposition 1A totaling $9.2 billion for public school construction and renovation, and for higher education facilities. With additional infrastructure needs, the debt position could weaken if the State Treasurer's debt affordability recommendations are not followed.

Credit ratings on the State's general obligation debt are Aa3 by Moody's Investors Service, AA- by Fitch IBCA, and A+ from Standard and Poor's.



As part of our surveillance, we monitor statewide ballot initiatives and litigation that may affect municipal securities. In late 1998, the State settled a pending lawsuit with the four major cigarette manufacturers. Under the settlement (which is subject to adjustment), the companies will pay approximately $25 billion over 25 years with the proceeds being split equally between the state government and local governments (cities and counties). In addition, the State Mandates Commission held hearings to determine if the property tax revenues diverted from counties to school districts is a reimbursable state-mandated cost. The commission found for the state but an appeal through the court system has begun. Exposure could be at the multi-billion dollar level.




                   Cumulative Performance of $10,000

A chart in the form of a line graph appears here illustrating the cumulative performance of a $10,000 investment of the USAA California Money Market Fund. The data is from 8/01/89 to 3/31/99. The data points from the graph are as follows:

USAA California Money Market Fund
 Year                  Amount
 ----                  ------
08/01/89              $10,000
09/30/89              $10,089
03/31/90              $10,370
09/30/90              $10,655
03/31/91              $10,935
09/30/91              $11,170
03/31/92              $11,375
09/30/92              $11,539
03/31/93              $11,678
09/30/93              $11,812
03/31/94              $11,937
09/30/94              $12,086
03/31/95              $12,288
09/30/95              $12,512
03/31/96              $12,728
09/30/96              $12,934
03/31/97              $13,139
09/30/97              $13,362
03/31/98              $13,579
09/30/98              $13,801
03/31/99              $13,990

Data since inception on 8/1/89 through 3/31/99

Past performance is no guarantee of future results and the value of your investment will vary according to the Fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax. For the 7-day yield information, please refer to the Fund's Investment Review page.

See page 22 for a complete listing of the Portfolio of Investments.









                            Independent Auditors' Report


KPMG


The Shareholders and Board of Directors

USAA TAX EXEMPT FUND, INC.:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the USAA California Bond and USAA California Money Market Funds, funds of the USAA Tax Exempt Fund, Inc., as of March 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 9 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA California Bond and USAA California Money Market Funds as of March 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                        KPMG LLP


San Antonio, Texas
May 7, 1999










CATEGORIES & DEFINITIONS
PORTFOLIOS OF INVESTMENTS

March 31, 1999



Fixed Rate Instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. In bond funds, the effective maturity is the next put date.

Credit Enhancements - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust.

The USAA  California  Money  Market  Fund's  investments  consist of  securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. The Manager attempts to minimize credit risk in the USAA California Money Market Fund through rigorous internal credit research and by investing in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase.

(ETM)  Escrowed to final maturity.
(PRE)  Prerefunded  to a date prior to maturity.
(LOC)  Enhanced by a bank letter of credit.
(NBGA) Enhanced by a non-bank guarantee agreement.
(INS)  Scheduled principal and interest payments are insured by:
       (1) MBIA, Inc.                         (4) Financial Security Assurance
       (2) AMBAC Financial Group, Inc.            Holdings Ltd.
       (3) Financial Guaranty Insurance Co.   (5) College Construction Loan
                                                  Insurance Association.


PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS
CAB       Capital Appreciation Bond       MFH     Multi-Family Housing
COP       Certificate of Participation    PCRB    Pollution Control Revenue Bond
CP        Commercial Paper                RB      Revenue Bond
GO        General Obligation              TRAN    Tax Revenue Anticipation Note
IDA       Industrial Development
             Authority/Agency











USAA CALIFORNIA BOND FUND
PORTFOLIO OF INVESTMENTS
(IN THOUSANDS)

March 31, 1999







  Principal                                               Coupon                   Market
   Amount            Security                              Rate      Maturity       Value
-------------------------------------------------------------------------------------------
                         FIXED RATE INSTRUMENTS (97.5%)
            California (94.1%)
            Adelanto School District GO,
  $ 4,715    Series 1997A (INS) (1),(a)                    5.67%     9/01/2021     $  1,505
    5,530    Series 1997A (INS) (1),(a)                    5.67      9/01/2022        1,674
            Alameda Corridor Transportation Auth. CAB,
   38,765    Series 1999A (INS) (1),(a)                    5.26     10/01/2033        6,414
   18,155    Series 1999A (INS) (1),(a)                    5.27     10/01/2034        2,843
   40,340    Series 1999A (INS) (1),(a)                    5.27     10/01/2037        5,372
    7,205   Alameda County Water District RB,
             Series 1998 (INS) (1)                         4.75      6/01/2020        6,966
    3,000   Alameda Housing Auth. MFH RB,
             Series 1998A                                  5.35      2/20/2031        3,043
    7,500   Antelope Valley Healthcare District RB,
             Series 1997B (INS) (4)                        5.20      1/01/2027        7,607
    2,000   Association of Bay Area Governments
             Finance Auth. COP, Series 1998 (NBGA)         5.13      5/15/2023        1,970
            Burbank Unified School District GO,
    4,025    Series 1998B (INS) (3),(a)                    5.30      8/01/2022        1,219
    3,130    Series 1998B (INS) (3,(a)                     5.30      8/01/2023          900
    4,210   Campbell Union School District GO,
             Series 1998 (INS) (3),(a)                     5.20      8/01/2019        1,505
   30,000   Central Valley Finance Auth. RB,
             Series 1993 (PRE)                             6.20      7/01/2020       33,556
            Commerce Community Development
             Commission Tax Allocation Bonds,
    3,740    Series 1997A, Project #1 (INS) (1),(a)        5.50      8/01/2022        1,133
    3,740    Series 1997A, Project #1 (INS) (1),(a)        5.50      8/01/2023        1,075
            Contra Costa Water District RB,
    7,175    Series D (PRE)(INS) (2)                       6.38     10/01/2022        7,980
    2,650    Series G (INS) (1)                            5.50     10/01/2019        2,766
            Department of Water Resources RB,
   11,000    Series K (PRE)                                6.00     12/01/2021       11,970
    5,400    Series L                                      5.75     12/01/2019        5,707
    5,000   Desert Hospital District COP (PRE)             6.39      7/28/2020        5,462
            Educational Facilities Auth. RB,
    9,500    Series 1991 (PRE)                             7.15      5/01/2021       10,394
    5,000    Series 1992                                   6.00      2/15/2017        5,360
    1,775    Series 1992 (PRE)                             6.88      9/01/2022        1,996
    8,990    Series 1992 (PRE)                             6.50     10/01/2022       10,023
    9,000    Series 1994 (INS) (5)                         6.20      5/01/2021        9,924
    8,015    Series 1995                                   6.00     10/01/2025        8,562
    8,050    Series 1995A                                  5.60     12/01/2020        8,441
    4,330    Series 1999 (INS) (2),(a)                     5.16     10/01/2023        1,234
    2,750    Series 1999                                   5.00     11/01/2029        2,722
    5,000    Series 1999P                                  5.00     12/01/2023        4,992
            Fallbrook Union High School District GO,
    3,000    Series 1998 (INS) (3),(a)                     5.40      9/01/2018        1,131
    3,360    Series 1998 (INS) (3),(a)                     5.40      9/01/2019        1,196
            Fontana Unified School District GO
             Convertible Zero Coupon,
    2,500    Series 1990D (INS) (3),(a)                    5.80      5/01/2017        2,632
    2,000    Series 1990D (INS) (3),(a)                    5.85      5/01/2022        2,090
    8,270   Foothill/Eastern Transportation
             Corridor Agency RB, Series 1995A              5.00      1/01/2035        7,867
    2,330   Fresno COP, Series 1991                        8.50      5/01/2016        2,458
            Health Facilities Financing Auth. RB,
    8,000    Series 1990 (PRE)                             7.50     10/01/2010        8,645
    6,500    Series 1990A (NBGA)                           7.70      9/01/2010        6,993
   35,000    Series 1990A (PRE)                            6.50     12/01/2020       37,557
   11,500    Series 1991 (PRE)                             6.75      6/01/2021       12,515
    3,175    Series 1992A (INS) (1)                        6.38     10/01/2022        3,470
    5,000    Series 1993A                                  5.40      5/01/2028        5,035
    3,500    Series 1993C                                  5.60      5/01/2033        3,578
    2,000    Series 1994 (NBGA)                            6.50      9/01/2014        2,213
    5,000    Series 1994A                                  6.63      7/01/2018        5,515
    1,000    Series 1997A (NBGA)                           5.50      1/01/2019        1,024
    5,000    Series 1998 (INS) (2)                         4.50     10/01/2028        4,570
    2,320    Series 1998A (NBGA)                           5.25      5/01/2021        2,319
    4,000    Series 1998A                                  5.00      7/01/2028        3,877
    3,325    Series 1998A (NBGA)                           5.30     11/01/2028        3,322
    5,000    Series 1998B                                  5.00     10/01/2020        4,849
    4,180   Hollister Joint Powers Financing Auth. RB      5.90     12/01/2023        4,330
            Housing Finance Agency Home Mortgage RB,
      705    Series 1988F                                  7.88      8/01/2019          720
   10,310    Series 1991F                                  6.85      8/01/2017       10,903
    5,990    Series 1994A                                  6.55      8/01/2026        6,424
    3,000   Housing Finance Agency MFH RB,
             Series  1996A (INS) (2)                       6.05      8/01/2027        3,177
    1,500   Housing Finance Agency RB, Series 1997D        5.85      8/01/2017        1,591
    5,455   Imperial Beach MFH RB, Series 1995A            6.45      9/01/2025        5,911
            Metropolitan Water District RB,
    5,000    Series 1992                                   5.50      7/01/2019        5,216
   11,000    Series 1998A                                  4.75      7/01/2022       10,543
   12,000   Modesto Irrigation District RB,
             Series 1992A (PRE)                            6.13      9/01/2019       13,209
    3,000   Mojave Water Agency Improvement
             District GO, Series 1992 (PRE)                6.60      9/01/2022        3,352
            Montebello Unified School District GO,
    2,350    Series 1998 (INS) (3),(a)                     5.30      8/01/2021          750
    2,405    Series 1998 (INS) (3),(a)                     5.30      8/01/2022          728
    2,455    Series 1998 (INS) (3),(a)                     5.30      8/01/2023          706
            Murrieta Valley Unified School District GO,
    4,855    Series 1998A (INS) (3),(a)                    5.28      9/01/2018        1,831
    5,000    Series 1998A (INS) (3),(a)                    5.30      9/01/2020        1,681
    5,255    Series 1998A (INS) (3),(a)                    5.30      9/01/2022        1,585
            New Haven Unified School District GO,
   14,725    Series 1996B (INS) (3),(a)                    5.52      8/01/2022        4,324
   10,975    Series 1997A (INS) (4),(a)                    6.10      8/01/2021        3,165
   10,375   Pleasanton Joint Powers Financing Auth. RB,
             Series 1993A                                  6.15      9/02/2012       11,122
   13,400   Riverside County Public Financing Auth.
             Tax Allocation RB, Series 1997A               5.63     10/01/2033       13,707
            Sacramento Cogeneration Auth. RB,
    6,500    Series 1995 (PRE)                             6.50      7/01/2021        7,561
    6,000    Series 1995                                   6.00      7/01/2022        6,382
    3,700   Sacramento Power Auth. RB,
             Series 1995                                   5.88      7/01/2015        3,910
    7,040   San Diego MFH RB, Series 1995A                 6.45      5/01/2025        7,589
            San Joaquin Hills Transportation
             Corridor Agency RB,
   13,500    Senior Lien (PRE)                             6.75      1/01/2032       15,232
   10,035    Senior Lien                                   5.00      1/01/2033        9,556
   97,650    Series 1997A (INS) (1),(a)                    5.67      1/15/2032       17,768
   11,320   San Mateo Sewer RB,
             Series 1992 (PRE)(INS) (2)                    6.30      8/01/2017       12,516
            San Ramon Valley Unified School
             District GO,
    9,305    Series 1998A (INS) (3),(a)                    5.25      7/01/2017        3,748
    9,635    Series 1998A (INS) (3),(a)                    5.25      7/01/2018        3,665
   12,455   Southern California Public Power
             Auth. RB,
             Series 1989 (LOC)                             6.00      7/01/2018       12,682
    8,050   State GO, Series 1998                          5.00     10/01/2023        7,977
            Statewide Communities Development
             Auth. COP,
   13,500    Huntington Memorial Hospital (INS) (5)        5.80      7/01/2026        14,451
    5,420    Lutheran Homes (NBGA)                         5.75     11/15/2021         5,716
    4,000    San Gabriel Valley (NBGA)                     5.50      9/01/2014         4,084
    1,055    The Arc of San Diego (NBGA)                   5.63      5/01/2021         1,099
            Suisun City Public Financing Auth. RB,
   17,855    Series A (a)                                  5.37     10/01/2028         3,536
   20,080    Series A (a)                                  5.37     10/01/2033         3,012
            Univ. of California RB,
   12,000    Series 1991A (PRE)                            6.88      9/01/2016        13,513
    4,000    Series 1996 (INS) (2)                         5.75      7/01/2024         4,275
   18,000   Vallejo Sanitation and Flood Control COP,
             Series 1993 (INS) (3)                         5.00      7/01/2019        18,124
            Washington Township Hospital RB,
    9,500    Series 1993                                   5.50      7/01/2018         9,637
    7,845    Series 1993                                   5.25      7/01/2023         7,818
            Watsonville Hospital RB,
    5,000    Series 1995A (PRE)(NBGA)                      6.35      7/01/2024         5,775
    1,515    Series 1996A (ETM)(NBGA)                      6.20      7/01/2012         1,730
            Puerto Rico (3.4%)
            Electric Power Auth. RB,
   10,500    Series 1995Z                                  5.25      7/01/2021        10,547
   10,000    Series X (PRE)                                6.13      7/01/2021        11,329
--------------------------------------------------------------------------------------------
            Total fixed rate instruments (cost: $577,311)                            625,378
--------------------------------------------------------------------------------------------

                        VARIABLE RATE DEMAND NOTES (2.1%)
            California
    2,700   Irvine Assessment District RB,
             Series 1997-16 (LOC)                          3.00      9/02/2022         2,700
    2,200   Irvine Ranch Water District RB,
             Series 1993 (LOC)                             3.00      4/01/2033         2,200
    8,970   Statewide Communities Development Auth.
             COP, Series 1996 (LOC)                        3.00      6/01/2026         8,970
--------------------------------------------------------------------------------------------
            Total variable rate demand notes (cost: $13,870)                          13,870
--------------------------------------------------------------------------------------------
            Total investments (cost: $591,181)                                      $639,248
============================================================================================




                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            Escrowed Bonds                                      34.9%
            Hospitals                                           13.0
            Water/Sewer Utilities - Municipal                    8.7
            General Obligations                                  6.9
            Education                                            6.4
            Real Estate Tax/Free                                 5.6
            Toll Roads                                           5.5
            Electric/Gas Utilities - Municipal                   5.2
            Nursing/Continuing Care Centers                      3.1
            Multi-Family Housing                                 3.1
            Single-Family Housing                                3.1
            Airport/Port                                         2.3
            Healthcare - Miscellaneous                           1.4
            Buildings                                             .4
                                                                ----
            Total                                               99.6%
                                                                ====










USAA CALIFORNIA MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS

March 31, 1999



  Principal                                              Coupon
   Amount              Security                           Rate       Maturity            Value
-----------------------------------------------------------------------------------------------
                       VARIABLE RATE DEMAND NOTES (69.0%)
            California (68.8%)
  $ 3,300   Alameda County IDA RB, Series 1994             3.10%     6/01/2004         $  3,300
    4,000   Berkeley YMCA RB, Series 1993 (LOC)            2.75      6/01/2023            4,000
    8,700   Contra Costa County MFH RB,
             Series 1990A (LOC)                            3.00      8/01/2007            8,700
    8,500   Corona MFH RB, Series 1985B (NBGA) (b)         2.80      2/01/2005            8,500
    7,125   Covina Redevelopment Agency MFH RB,
             Series 1994A (NBGA)                           2.90     12/01/2015            7,125
   17,105   Economic Development Financing Auth. RB,
             Series 1998A (LOC)                            3.00      4/01/2008            17,105
    6,500   Educational Facilities Auth. RB,
             Series 1999 (LOC)                             2.90      1/01/2025            6,500
    2,700   Fillmore COP, Series 1997 (LOC)                2.85      5/01/2029            2,700
   13,800   Foothill/Eastern Transportation
             Corridor Agency RB, Series 1995D (LOC)        2.75      1/02/2035           13,800
            Fremont COP,
    6,100    Series 1990 (LOC)                             4.50      7/01/2015            6,100
    4,500    Series 1991 (LOC)                             4.50      8/01/2022            4,500
    2,000    Series 1998 (LOC)                             2.60      8/01/2028            2,000
    2,070   Hesperia Public Financing Auth. Lease RB,
             Series 1998B (LOC)                            3.30      6/01/2022            2,070
    4,800   Huntington Beach MFH RB,
             Series 1985A (LOC)                            4.00      2/01/2010            4,800
    2,200   Irvine IDA RB, Series 1985 (LOC)               4.10     11/01/2005            2,200
    3,658   Irvine Improvement Bonds, Assessment
             District 94-13 (LOC)                          3.00      9/02/2022            3,658
    8,200   Irvine Ranch Water District COP,
             Series 1986 (LOC)                             3.00      8/01/2016            8,200
    3,600   Irvine Ranch Water District GO,
             Series 1989 (LOC)                             3.00      6/01/2015            3,600
            Irvine Ranch Water District RB,
    3,600    Series 1985 (LOC)                             3.00     10/01/2005            3,600
    2,200    Series 1993A (LOC)                            3.00      5/01/2009            2,200
    9,000   Lancaster MFH RB, Series 1984A (NBGA) (C)      2.90     11/01/2004            9,000
    1,395   Lemoore COP, Series 1995 (LOC)                 3.50     11/01/2020            1,395
    6,855   Loma Linda Water RB, Series 1995 (LOC)         3.30      6/01/2025            6,855
    5,890   Los Angeles County Housing Auth. MFH RB,
             Series 1994B (NBGA)                           2.90      9/01/2018            5,890
    4,200   Monrovia Redevelopment Agency COP,
             Series 1984 (NBGA)                            3.20     12/01/2014            4,200
    3,625   Montebello Public Improvement Corp. COP,
             Series 1997B (LOC)                            4.00      4/01/2025            3,625
    9,750   Monterey County Financing Auth. RB,
             Series 1995A (LOC)                            2.80      9/01/2036            9,750
    1,500   Monterey Peninsula Water Management
             District COP, Series 1992 (LOC)               4.50      7/01/2022            1,500
    8,410   Moreno Valley COP, Series 1997 (LOC)           3.30      6/01/2027            8,410
    2,400   Ontario Redevelopment Agency Housing
             Financing RB, Series 1997A (LOC)              4.35      9/01/2027            2,400
            Orange County Apartment Development RB,
    8,100    Series 1984D (LOC)                            3.13      8/01/2019            8,100
    7,000    Series 1985D (LOC)                            4.50      4/01/2006            7,000
   10,000    Series 1985U (NBGA)                           2.75     11/01/2009           10,000
   14,145    Series 1992B (LOC)                            3.10     11/01/2005           14,145
    4,550   Orange County District 88-1 Improvement RB,
             Series 1988 (LOC)                             3.00      9/02/2018            4,550
            Pollution Control Financing Auth. PCRB,
    3,930    Series 1996C (LOC)                            3.15     11/01/2026            3,930
    3,750    Series 1997A (LOC)                            3.00     12/01/2018            3,750
    7,200   Redlands MFH RB, Series 1991A (LOC)            2.75      2/01/2016            7,200
    9,300   Rialto Public Financing Auth. RB,
             Series 1998A (LOC)                            3.40      9/01/2027            9,300
    8,200   San Bernardino County COP,
             Series 1996 (LOC)                             3.30     11/01/2025            8,200
    4,850   San Bernardino IDA RB, Series 1992 (LOC)       3.05      2/01/2012            4,850
    8,300   San Diego MFH RB, Series 1993A (NBGA)          3.25     12/01/2015            8,300
    3,600   San Francisco City and County MFH RB,
             Series 1985A, Issue D (LOC)                   2.85     12/01/2005            3,600
    1,200   San Francisco City and County
             Redevelopment RB, Series 1986A (LOC)          2.70     12/01/2016            1,200
            Statewide Communities Development
             Auth. COP,
    3,625    Series 1992 (LOC)                             3.00     11/01/2022            3,625
    2,200    Series 1992 (LOC)                             2.90     12/01/2022            2,200
    3,500    Series 1998 (LOC)                             3.25      6/01/2013            3,500
   10,000    Series 1998 (LOC)                             3.00     11/15/2028           10,000
   21,000   Torrance Hospital RB, Series 1992 (LOC)        2.80      2/01/2022           21,000
            Puerto Rico (0.2%)
      970   Industrial, Tourist, Educational,
             Medical and Environmental Control
             Facilities Financing Auth. RB,
             Series 1995A (LOC)                            2.80      1/01/2015              970
-----------------------------------------------------------------------------------------------
            Total variable rate demand notes (cost: $303,103)                           303,103
-----------------------------------------------------------------------------------------------

                                PUT BONDS (3.5%)
            California
    2,660   Pollution Control Financing Auth. PCRB,
             Series 1984                                   3.65      5/15/2002            2,660
   12,700   Public Capital Improvement Finance
             Auth. RB, Series 1988C (LOC)                  2.95      6/01/2028           12,700
-----------------------------------------------------------------------------------------------
            Total put bonds (cost: $15,360)                                              15,360
-----------------------------------------------------------------------------------------------

                         FIXED RATE INSTRUMENTS (17.9%)

            California
   12,000   Alameda County TRAN, Series 1998-99            4.50      7/07/1999           12,028
    1,105   Loomis Union Elementary School District
             TRAN, Series 1998                             4.00      9/21/1999            1,108
   15,000   Los Angeles Department of Water and
             Power CP (LOC)                                2.60      6/17/1999           15,000
    3,000   Placer Union High School District TRAN,
             Series 1998                                   4.00      9/21/1999            3,009
    3,330   Rocklin Union School District TRAN,
             Series 1998                                   4.00      9/21/1999            3,339
    4,000   San Francisco City and County TRAN,
             Series 1998                                   4.50      9/22/1999            4,020
    5,000   San Joaquin County Transport Auth. CP (LOC)    2.85      4/08/1999            5,000
   12,000   San Ramon Valley Unified School
             District TRAN, Series 1998                    3.05     12/16/1999            12,000
    7,740   State School Cash Reserve Program Auth. RB,
             Series 1998A (INS) (2)                        4.50      7/02/1999            7,757
   15,475   West Contra Costa Unified School
             District TRAN, Series 1998                    4.00      6/30/1999            15,489
------------------------------------------------------------------------------------------------
            Total fixed rate instruments (cost: $78,750)                                  78,750
------------------------------------------------------------------------------------------------
            Total investments (cost: $397,213)                                         $ 397,213
================================================================================================




                       PORTFOLIO SUMMARY BY CONCENTRATION
                       ----------------------------------

            Multi-Family Housing                                21.5%
            General Obligations                                 11.6
            Water/Sewer Utilities - Municipal                    9.2
            Electric Utilities                                   5.6
            Hospitals                                            4.8
            Real Estate Tax/Free                                 4.0
            Buildings                                            3.8
            Education                                            3.5
            Water Utilities                                      3.4
            Toll Roads                                           3.1
            Finance - Municipal                                  2.9
            Appropriated Debt                                    2.9
            Nursing/Continuing Care Centers                      2.8
            Lodging/Hotel                                        2.1
            Community Service                                    2.0
            Nursing Care                                         1.8
            Miscellaneous                                        1.4
            Manufacturing - Diversified Industries               1.2
            Sales Tax                                            1.1
            Other                                                1.7
                                                                ----
            Total                                               90.4%
                                                                ====










NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 1999




GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


SPECIFIC NOTES
(a) Zero Coupon security. Rate represents the effective yield at date of purchase. For the USAA California Bond Fund these securities represented 12.2% of the Fund's net assets.

(b) This security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by management. Any resale of this security may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A. At March 31, 1999, this security represented 1.9% of the USAA California Money Market Fund's net assets.

(c) This security was purchased within the terms of a private placement memorandum and is subject to a seven day demand feature. Under procedures adopted by the Board of Directors, the adviser has determined that this security is liquid. At March 31, 1999, this security represented 2.0% of the USAA California Money Market Fund's net assets.


See accompanying notes to financial statements.












STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 1999



                                                                                       USAA
                                                                    USAA            California
                                                                 California        Money Market
                                                                  Bond Fund             Fund
                                                                 ------------------------------
ASSETS
   Investments in securities, at market value
      (identified cost of $591,181 and $397,213, respectively)    $639,248         $  397,213
   Cash                                                                 17             44,637
   Receivables:
      Capital shares sold                                               67                231
      Interest                                                       8,715              2,531
                                                                  ---------------------------
        Total assets                                               648,047            444,612
                                                                  ---------------------------

LIABILITIES
   Securities purchased                                              4,982              3,850
   Capital shares redeemed                                             257              1,303
   USAA Investment Management Company                                  170                108
   USAA Transfer Agency Company                                         20                 17
   Accounts payable and accrued expenses                                71                 70
   Dividends on capital shares                                         894                 56
                                                                  ---------------------------
         Total liabilities                                           6,394              5,404
                                                                  ---------------------------
            Net assets applicable to capital shares outstanding   $641,653         $  439,208
                                                                  ===========================

REPRESENTED BY:
   Paid-in capital                                                $593,707         $  439,208
   Accumulated net realized loss on investments                       (121)              -
   Net unrealized appreciation of investments                       48,067               -
                                                                  ---------------------------
            Net assets applicable to capital shares outstanding   $641,653         $  439,208
                                                                  ===========================
   Capital shares outstanding                                       56,827            439,208
                                                                  ===========================
   Authorized shares of $.01 par value                             140,000          2,435,000
                                                                  ===========================
   Net asset value, redemption price,
      and offering price per share                                $  11.29         $     1.00
                                                                  ===========================


See accompanying notes to financial statements.











STATEMENTS OF OPERATIONS
(IN THOUSANDS)

Year Ended March 31, 1999





                                                                              USAA
                                                             USAA          California
                                                          California       Money Market
                                                          Bond Fund           Fund
                                                          ----------------------------
Net investment income:
   Interest income                                        $ 32,721           $  13,521
                                                          ----------------------------
   Expenses:
      Management fees                                        1,843               1,251
      Transfer agent's fees                                    252                 204
      Custodian's fees                                         102                 102
      Postage                                                   22                  27
      Shareholder reporting fees                                10                  18
      Directors' fees                                            4                   4
      Registration fees                                         29                  15
      Professional fees                                         26                  39
      Other                                                      9                  15
                                                          ----------------------------
         Total expenses                                      2,297               1,675
                                                          ----------------------------
            Net investment income                           30,424              11,846
                                                          ----------------------------
Net realized and unrealized gain on investments:
      Net realized gain                                        119                 -
      Change in net unrealized appreciation/depreciation     5,588                 -
                                                          ----------------------------
            Net realized and unrealized gain                 5,707                 -
                                                          ----------------------------
Increase in net assets resulting from operations          $ 36,131           $  11,846
                                                          ============================


See accompanying notes to financial statements.









STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended March 31,





                                                         USAA                    USAA
                                                      California              California
                                                       Bond Fund           Money Market Fund
----------------------------------------------------------------------------------------------
                                                    1999        1998        1999        1998
----------------------------------------------------------------------------------------------

From operations:
   Net investment income                         $  30,424   $  26,679   $   11,846  $  12,591
   Net realized gain on investments                    119       3,782         -          -
   Change in net unrealized appreciation/
      depreciation of investments                    5,588      25,458         -          -
                                                 ---------------------------------------------
      Increase in net assets resulting from
         operations                                 36,131      55,919      11,846      12,591
                                                 --------------------------------------------
Distributions to shareholders from:
   Net investment income                           (30,424)    (26,679)    (11,846)    (12,591)
                                                 ---------------------------------------------
From capital share transactions:
   Proceeds from shares sold                       152,433      94,320     482,344     453,369
   Dividend reinvestments                           21,003      18,614      11,109      11,833
   Cost of shares redeemed                         (71,237)    (48,658)   (485,999)   (374,576)
                                                 ---------------------------------------------
      Increase in net assets from
         capital share transactions                102,199      64,276       7,454      90,626
                                                 ---------------------------------------------
Net increase in net assets                         107,906      93,516       7,454      90,626
Net assets:
   Beginning of period                             533,747     440,231     431,754     341,128
                                                 ---------------------------------------------
   End of period                                 $ 641,653   $ 533,747   $ 439,208   $ 431,754
                                                 =============================================
Change in shares outstanding:
   Shares sold                                      13,515       8,611     482,344     453,369
   Shares issued for dividends reinvested            1,859       1,696      11,109      11,833
   Shares redeemed                                  (6,329)     (4,451)   (485,999)   (374,576)
                                                 ---------------------------------------------
      Increase in shares outstanding                 9,045       5,856       7,454      90,626
                                                 =============================================


See accompanying notes to financial statements.












NOTES TO FINANCIAL STATEMENTS

March 31, 1999




(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the USAA California Bond Fund and USAA California Money Market Fund (the Funds). The Funds have a common objective of providing California investors with a high level of current interest income that is exempt from federal and California state income taxes. The USAA California Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA California Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, all securities in the USAA California Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in California municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Funds participate with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, each Fund may borrow from NationsBank, at NationsBank's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 15% of its total assets. The Funds had no borrowings under any of these agreements during the year ended March 31, 1999.

(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At March 31, 1999, the USAA California Bond Fund had capital loss carryovers for federal income tax purposes of approximately $121,000 which, if not offset by subsequent capital gains will expire in 2003. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities for the year ended March 31, 1999 were as follows:



                             USAA California           USAA California
                                Bond Fund             Money Market Fund
                                 ($000)                    ($000)
                             ------------------------------------------
Purchases                       $129,757                   $842,162
Sales/maturities                $ 41,546                   $868,969


For the USAA California Bond Fund, cost of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at March 31, 1999 was as follows:

                             Appreciation     Depreciation        Net
                                ($000)           ($000)         ($000)
                             -------------------------------------------
USAA California Bond Fund      $48,858            $791          $48,067



(5) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company (the Manager) carries out each Fund's investment policies and manages each Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets
(ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.

(7) YEAR 2000 (UNAUDITED)
Like other mutual funds, the Funds could be adversely affected if the computer systems used by the Manager and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

(8) SHAREHOLDER DIVIDENDS (UNAUDITED)
The Funds completed their fiscal year on March 31, 1999. Federal law (Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires each Fund to notify its shareholders after the close of its taxable year as to what portion of its earnings was exempt from federal taxation and dividends which represent long-term capital gains. The net investment income earned and distributed by each of the Funds was 100% tax exempt for federal and California state income tax purposes. There were no long-term capital gain distributions for the year ended March 31, 1999.









NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA CALIFORNIA BOND FUND

March 31, 1999




(9) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                          Year Ended March 31,
                          ----------------------------------------------------
                             1999       1998       1997       1996        1995
                          ----------------------------------------------------
Net asset value at
   beginning of period    $  11.17   $  10.50   $  10.43   $  10.10   $  10.03
Net investment income          .59        .60        .61        .60        .59
Net realized and
   unrealized gain             .12        .67        .07        .33        .07
Distributions from net
   investment income          (.59)      (.60)      (.61)      (.60)      (.59)
                          ----------------------------------------------------
Net asset value at
   end of period          $  11.29   $  11.17   $  10.50   $  10.43   $  10.10
                          ====================================================
Total return (%)*             6.46      12.33       6.60       9.35       6.89
Net assets at end
   of period (000)        $641,653   $533,747   $440,231   $409,180   $372,877
Ratio of expenses to
   average net assets (%)      .39        .40        .41        .42        .44
Ratio of net investment
   income to average
   net assets (%)             5.21       5.47       5.74       5.74       5.98
Portfolio turnover (%)        7.20      20.16      23.72      23.09      28.86


  *Assumes reinvestment of all dividend income distributions during the period.









NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA CALIFORNIA MONEY MARKET FUND

March 31, 1999





(9) FINANCIAL HIGHLIGHTS (CONTINUED)
Per share operating performance for a share outstanding throughout each period is as follows:

                                            Year Ended March 31,
                           ----------------------------------------------------
                             1999       1998       1997       1996       1995
                           ----------------------------------------------------
Net asset value at
   beginning of period     $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Net investment income           .03        .03        .03        .04        .03
Distributions from net
   investment income           (.03)      (.03)      (.03)      (.04)      (.03)
                           ----------------------------------------------------
Net asset value at
   end of period           $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                           ====================================================
Total return (%)*              3.03       3.35       3.23       3.58       2.94
Net assets at end
   of period (000)         $439,208   $431,754   $341,128   $296,349   $266,764
Ratio of expenses to
   average net assets (%)       .42        .41        .45        .47        .47
Ratio of net investment
   income to average
   net assets (%)              2.99       3.30       3.19       3.52       2.91


  *Assumes reinvestment of all dividend income distributions during the period.









DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Service Mark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777